April 2012 Capability Adaptability Accountability EXHIBIT 99.2

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors”
section of the Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income (“NOI”) and measures based on the pro-rata consolidation method (“pro-rata”) to explain operating performance and assist investors in evaluating our business. In addition, we present a schedule of components to assist investors in determining the “net asset value” (“NAV”) of the Company, also a non-GAAP measure.  For a more thorough discussion of EBDT, NOI, pro-rata measures and NAV, including how we reconcile these measures to their GAAP counterparts, please refer to the Supplemental
Package furnished to the SEC on Form 8-K on March 29, 2012.  Copies of our quarterly and annual Supplemental Packages can be found on our website at www.forestcity.net, or on the
SEC’s website at www.sec.gov.

4 I. Introduction to Forest City

Boston
New York
Philadelphia
Washington, D.C.
Chicago
Cleveland
Baltimore
Richmond
Denver
San Francisco
Los Angeles
Dallas

# Core Market Strategy

***Core Expansion Markets:***
*We intend to expand our presence in these urban markets which have high barriers to entry, strong demographics and job and population growth.*

***Core Legacy Markets:***
*We will continue to maintain a presence in these markets through our portfolio of core assets. (Forest City also owns and operates assets in markets outside of those illustrated here.)*

FOREST CITY

capability
adaptability
accountability

Company Profile
•
Founded in 1920 and traded publically since 1960, Cleveland based Forest City is known nationally as a property owner, manager, and developer of some of the largest and most prestigious real estate projects in the country. Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States.
•
With a focus on Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C., Denver, Los Angeles, San Francisco, Dallas, Philadelphia and Chicago
– we have overcome high barriers to entry and developed a unique franchise. Each of these core markets are great urban centers with strong demographics and superior growth potential.

Our Mission
Forest City is a leading owner, operator, and developer of
distinctive and diversified real estate projects in select core markets, which create value for our customers, shareholders, and communities through place creation, sustainable practices, and a long-term investment perspective.
We operate by developing meaningful relationships and leveraging our entrepreneurial capabilities with creative and talented
associates who embrace our core values.
Our Vision
To be the real estate leader and partner-of-choice in creating distinctive places to live, work, and shop.

- **Intensify focus on the core**, both markets and products
- Continuing to **strengthen the balance sheet** and reduce risk
- Driving **operational excellence** through all aspects of our company

FOREST CITY

capability
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Our 2012-2015 Strategic Plan Key Goals: • Increase shareholder value by: 7

FORESTCITY

capability
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accountability

Our Investment Profile: “Core-PLUS”

Core Products:
•
High-quality portfolio of 220+ income-producing assets
•
Primarily apartments, retail, and office (including life science)
•
Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
•
Gateway cities with strong growth/demographics, barriers to entry
•
77% of assets in New York, D.C., Boston, Chicago, Denver, Los Angeles,
San Francisco, Philadelphia
•
Selective expansion in new growth markets, including Dallas
PLUS:
•
Signature development capability to fuel future growth
•
Substantial entitlement at large, mixed-use projects in core markets
•
Expertise in public/private partnerships, urban infill, adaptive reuse
•
90-year+ track record, more than 50 years as a public company

## Net Operating Income by Product Type

Pro-Rata Consolidation *(dollars in thousands)*

**Year Ended January 31, 2012**

Military Housing $28,394 4.2%
Hotels $11,862 1.7%
Land $12,360 1.8%
Retail $236,734 34.6%
Apartments(1) $146,568 21.4%
Office $248,484 36.3%

## Net Operating Income by Core Market

Pro-Rata Consolidation *(dollars in thousands)*

**Year Ended January 31, 2012**

Non-Core Markets $176,032 25.7%
New York $210,762 30.8%
Dallas $3,834 0.6%
Chicago $23,473 3.4%
Greater Washington, D.C.(3) $66,742 9.8%
Philadelphia $23,971 3.5%
Boston $42,548 6.2%
Los Angeles $63,996 9.4%
Greater San Francisco $38,652 5.6%
Denver $34,392 5.0%

| | |
|---|---|
| NOI by Product/Market Type: | $ 684,402 |
| Casino Land Sale | 42,622 |
| The Nets | (26,814) |
| Corporate Activities | (53,837) |
| Other [2] | (14,588) |
| **Grand Total NOI** | **$ 631,785** |

FOREST CITY

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Balanced, Diverse NOI Sources

(1) Includes subsidized senior housing.
(2) Includes write-offs of abandoned development projects, non-capitalizable development cost, non-capitalizable marketing/promotional costs
(3) Includes Richmond, Virginia.
associated with Barclays Center and unallocated management and service company overhead, net of tax credit income.

NOI by Market and Product Type*

Office Retail Apartments SUM
New York 71% 23% 6% 100%
Los Angeles 0% 88% 12% 100%
San Francisco 28% 46% 26% 100%
Washington DC 31% 45% 24% 100%
Cleveland 41% 7% 52% 100%
Boston 77% 0% 23% 100%
Denver 4% 60% 36% 100%
Pittsburgh 22% 74% 4% 100%
Chicago 14% 33% 53% 100%
Philadelphia 20% 25% 55% 100%
Dallas 0% 0% 100% 100%
Florida 0% 64% 36% 100%
Las Vegas 0% 100% 0% 100%
Other 7% 55% 38% 100%
40% 38% 22% 100%
* Excludes Senior Housing, Military Housing, Supported Living, Land, Land Sales, Hotels, and Other

FORESTCITY

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NOI by Product Type and Market*

* Excludes Senior Housing, Military Housing, Supported Living, Land, Land Sales, Hotels, and Other
Office Retail Apartments
New York
59% 20% 9%
Los Angeles
0% 23% 5%
San Francisco
4% 7% 7%
Washington DC
8% 13% 12%
Cleveland
9% 1% 20%
Boston
13% 0% 7%
Denver
0% 5% 6%
Pittsburgh
2% 8% 1%
Chicago
1% 3% 9%
Philadelphia
2% 2% 10%
Dallas
0% 0% 3%
Florida
0% 4% 4%
Las Vegas
0% 6% 0%
Other
2% 8% 7%
100% 100% 100%

FOREST CITY

capability
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Office Portfolio Overview
49 properties, 13.5M s.f. in conventional and
life science office
Concentrations in New York and Boston
Key properties:
New York Times, Manhattan (left)
University Park at MIT, Cambridge
MetroTech Center, Brooklyn
The New York Times is a 52 story office
tower located in the Times Square submarket
and was designed by Pritzker Prize winning
architect Renzo Piano.

88.4%
90.7%
90.3%
90.5%
91.0%
87.0%
89.0%
91.0%
93.0%
95.0%
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Office Comparable Occupancy Recap
For the three months ended

Apartment Portfolio Overview
123 apartment communities, 34,225 total units
Key properties:
8 Spruce Street, Manhattan
DKLB BKLN, Brooklyn
River Lofts at Tobacco Row, Richmond
Metro 417, Los Angeles (shown)
opened in 2005 was one of the largest adaptive –
reuse projects in LA history.  There are 277 units in the 500k s.f.
building that was originally built in the 1920s as the Subway
Terminal for the city’s Red Car trolleys.  The building is on both the state and national lists of historical places.

2.0%
4.8%
3.1%
12.0%
11.9%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Quarterly Residential Comparable NOI Increase
For three months ended:
Metro 417,

capability
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FORESTCITY

Portfolio Highlights – Retail

Short Pump Town Center is a two-level 1.3M s.f. open-air mall located in Richmond, Virginia, anchored by Nordstrom, Macy’s Dillard’s, and Dick’s
Sporting Goods.
(1) All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and
verification procedures that are applied to the other data in the Company's supplemental package.  In addition, the data
is presented on a one-month lag to be consistent with the
calendar year end of our tenants.
$399
$411
$417
$434
$443
$370
$390
$410
$430
$450
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Regional Mall Sales per Square Foot
(1)
Rolling 12-month basis for the periods presented
•
46 centers, 26.5M total s.f.,
16.1 M GLA
•
Enclosed regional malls, open-air
lifestyle centers, big-box/power
centers, specialty centers
•
Key properties:
42nd Street, New York
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond (Shown)
Victoria Gardens, Rancho
Cucamonga, CA

$25,000
$20,000
$15,000
$10,000
$5,000
$-

| | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|---|
| Property Management | $1,776 | $4,092 | $3,379 | $6,834 | $9,881 | $9,872 | $10,967 |
| Asset Management | $316 | $559 | $1,141 | $2,272 | $2,192 | $2,993 | $3,309 |
| Construction | $1,149 | $3,344 | $9,033 | $12,345 | $8,783 | $5,634 | $4,158 |
| Development | $3,334 | $8,983 | $16,624 | $23,541 | $11,169 | $5,883 | $5,615 |
| Total | $6,573 | $16,978 | $30,177 | $44,992 | $32,025 | $24,381 | $24,049 |

FOREST CITY
capability
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accountability

Forest City is proud to participate in the
privatization of rental residential communities
for military families.
Our portfolio includes more than 14,000 military
family homes located in eight states.  These
include the Southern Group Air Force bases, the
U.S. Air Force Academy, and Naval installations
in Hawaii, Washington, Illinois, Indiana and
Tennessee.
Military Housing NOI
(In Thousands)
Military Housing

capability
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accountability

FORESTCITY

2010 Openings
•
Waterfront Station (former mall), Washington, DC. Two
office buildings, 631K s.f., fully leased, w/street-level retail.
Sold in May 2011. LEED Gold.
Substantial entitlement for
future phases.
•
East River Plaza (former wire factory), NYC. Urban, big-
box retail center, 527K s.f., w/ Manhattan’s first Costco
and Target.
•
Presidio Landmark (former hospital), San Francisco.
161 luxury apartments in Presidio National Park.
LEED Gold and Platinum.
Named Best Adaptive Reuse project of the year by
both Multifamily Executive (MFE) Magazine and the
National Association of Home Builders (NAHB)
•
Village at Gulfstream
Park,
Hallandale Beach, FL.
Retail/mixed-use center, 511K s.f., anchored by a
thoroughbred racetrack. Serves Miami/Ft. Lauderdale.

FORESTCITY

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accountability

Recently Opened: 8 Spruce Street
•
Located in New York City (Lower
Manhattan); Frank Gehry-designed
apartment tower.
•
76 stories, 899 market-rate units.
655+ executed leases
Lower floors include a K-8 public school
and an ambulatory care center for the
New York Downtown Hospital
Over 780 units are open, remaining
units on upper floors are still under
construction
View from an upper level model unit, featured
in the Wall Street Journal on March 21, 2012
(Views from the Market Top
by Laura Kusisto)

GAP

Vera Bradley

Lord & Taylor

Sur la table

REI
www.rei.com

DICK'S SPORTING GOODS

H&M

NATIONAL AMUSEMENTS THEATRES

WHOLE FOODS MARKET

Guitar Center
The Musician's Choice

LLBean

WESTMED MEDICAL GROUP

The Cheesecake Factory

SEPHORA

FORESTCITY

capability
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accountability

Recently Opened: Westchester’s Ridge Hill
•
Located in Yonkers, NY 1.3M s.f. mixed-
use retail project (currently 59% leased)
Currently opening in phases,
Lord + Taylor’s grand opening
of a new 80K s.f. store was on
April 13, 2012.
Some tenants currently open:

DCyards.com
dine

capability
adaptability
accountability

•
Foundry Lofts, the first residential building at The Yards mixed-
use project in the Capitol Riverfront District of Washington, D.C.
170 loft-style apartments in an adaptive–reuse of a former
Navy Yard industrial building.
Initial move-ins began in December, with lease commitments
for 79% of the units already.
Recently Opened: Foundry Lofts

BARCLAYS CENTER BROOKLYN

NETS

FOREST CITY

capability
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accountability

Under Construction: Barclays Center
•
Brooklyn, New York
State-of-the-art sports
and entertainment venue
More than 95% of steel
erection has been completed
64% of forecasted
contractually obligated
revenues currently under
contract
Future home of the NBA Nets
First phase of the Atlantic
Yards mixed-use project,
which is expected to feature
more than 6,400 housing
units, approximately 250K s.f.
of retail, and more than 8
acres of open space.
Set to open September, 2012

capability
adaptability
accountability

FOREST CITY

Comparable Occupancy
%
(2)
Comparable NOI Growth – Year-over-Year, Pro Rata
%
Source: Supplemental Packages for the  year ended January 31, 2012, 2011, 2010, and 2009.
Historical Operations

“Our residential multifamily business had an outstanding year with strong results in comp NOI and consistently high occupancies throughout the year. In addition, our comp retail portfolio also performed at or above peer averages for the year. Our office results were impacted by the timing of anticipated vacancies mainly at our MetroTech campus in Brooklyn, but we also saw significant strength in the total office portfolio as demonstrated by leasing spreads that were up
8% during 2011.” - David LaRue, President and CEO
90
90
91 91
91
90
88
91
92
92
94
95
86
88
90
92
94
96
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12
Retail Office Residential (1)
0.3
(3.9)
2.2
2.6
1.2
5.4
2.1
(2.6)
1.4
(3.9)
4.3
7.3
(6.0)
(4.0)
(2.0)
-
2.0
4.0
6.0
8.0
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12
Retail Office Residential (1)
(1)
Prior periods have been recasted to exclude subsidized senior housing.  The Company believes this change will improve disclosure by allowing investors to see results for the conventional apartment portfolio separated from those of the limited-dividend senior-housing properties.
(2)
Represents comparable occupancy for Retail and Office as of the applicable date and comparable average occupancy year-to-date for Residential.

22 II. Financials

FORESTCITY

capability
adaptability
accountability

Capitalization Strategy
•
Focus on maximizing non recourse debt and not cross-
collateralizing mortgage debt
Isolate  the operating and financial risk at the property level
•
Property cash flow, refinancing, and property sale
proceeds have been primary sources of development
capital
•
Going forward, dramatically reduce new development
and acquisition activities
•
Continue to improve credit rating and increase use of
unsecured debt

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
13.50
13.00
12.50
12.00
11.50
11.00
$657,810
$648,618
$705,649
$693,533
$686,513
12.31
13.43
12.77
12.63
12.16

| | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|
| Interest Exp | $392,092 | $429,681 | $404,543 | $383,658 | $352,129 |
| EBDT | $265,718 | $218,937 | $301,106 | $309,875 | $334,384 |
| (EBDT+Interest Exp) | $657,810 | $648,618 | $705,649 | $693,533 | $686,513 |
| Net Debt | $8,097,755 | $8,710,743 | $9,011,668 | $8,761,996 | $8,349,795 |
| Net Debt to (EBDT+Interest Exp) | 12.31 | 13.43 | 12.77 | 12.63 | 12.16 |

FOREST CITY

capability
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accountability

Consistent Operations
Net Debt
(1)
to (EBDT+Interest Expense)
($ in thousands at pro-rata)

(1) Net Debt = (Secured + Unsecured Debt) – Cash
Source:  Supplemental Packages for the years ended  January 31, 2008, 2009, 2010, 2011, & 2012 respectively.

FOREST CITY

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accountability

Forest City Debt Structure

Completed Rental Properties 9,808,234 $
Total Project Under Construction/Under Development 1,897,317
Land Held For Development and Sale 182,959
Total Real Estate 11,888,510 $
Other Assets 2,128,309
A Total Assets (Excluding Depreciation) 14,016,819 $
Non Recourse Mortgage Debt (7,609,706) $
Other Liabilities (1,677,466)
B Total Liabilities (Before Senior and Subordinated Debt) (9,287,172) $
=A+B 4,729,647 $
Senior and Subordinated Debt (1,038,529) $ See Detail Below
January 31, 2012
(in thousands at pro-rata)
Senior Notes:
3.625% Puttable Equity-Linked Senior Notes due 2014, net of discount 199,132 $     14.54 $
7.625% Senior Notes due 2015 178,253
5.000% Convertible Senior Notes due 2016 50,000 13.91 $
6.500% Senior Notes due 2017 132,144
4.250% Convertible Senior Notes due 2018 350,000 21.67 $
7.375% Senior Notes due 2034 100,000
Total Senior Notes 1,009,529 $
Subordinated Debt:
Subordinate Tax Revenue Bonds due 2013 29,000
Total Senior and Subordinated Debt 1,038,529 $
The following table summarizes the Company's senior and subordinated debt:
Conversion Price
Forest City Enterprises, Inc. and Subsidiaries
(in thousands at pro-rata)
Consolidated Balance Sheet Information  –  January 31, 2012 (Unaudited)

Forest City Debt Structure (cont.)

($ in millions at pro-rata)
As of July 31, 2009 As of January, 31, 2012
Principal
Outstanding
LTM (EBDT+
Interest Exp)
Principal
Outstanding
LTM (EBDT+
Interest Exp)
$750mm Revolver (Capacity) $ 43 $450mm Revolver (Capacity) $ 0
Mortgage Debt and Notes Payable 8,610 Mortgage Debt and Notes Payable 7,580
Total Unsecured Debt 831 Total Unsecured Debt 1,039
Total Debt with Mortgage Debt $ 9,484 13.9 x Total Debt with Mortgage Debt $ 8,619 12.6 x
Cash and Equivalents (197) Cash and Equivalents (269)
Net Pro Rata Debt $ 9,287 13.6 x Net Pro Rata Debt $ 8,350 12.2 x
Non-Controlling Interest $ 186 Non-Controlling Interest $ 186
Preferred Stock (7% cumulative perpetual conv.) 0 Preferred Stock (7% cumulative perpetual conv.) 220
Market Value of Common Equity 1,117 Market Value of Common Equity 2,222
Total Enterprise Value $ 10,590 Total Enterprise Value $ 10,978
LTM (EBDT+Interest Exp) $ 683 LTM (EBDT+Interest Exp) $ 687
Net Pro Rata Debt / EV 87.7% Net Pro Rata Debt / EV 76.1%
Total Debt / EV 89.6% Total Debt / EV 78.5%
(EBDT+Interest Exp) / Interest Expense 1.6 x (EBDT+Interest Exp) / Interest Expense 1.9 x

capability
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accountability

FORESTCITY

Significant Liquidity

Source:  Supplemental Package for the year ended January 31, 2012
As of January, 31 2012
Revolver Capacity $450.0
Revolver Borrowings 0.0
Letters of Credit          (69.4)
Surety Bonds 0.0
Reserve for retirement of
indebtedness 0.0
Cash Balance at End of Period 268.9
Available Cash and Credit $649.5
($ in millions at pro-rata)

capability
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accountability

FOREST CITY

Significant Ability to Service Corporate Debt

Source:  Supplemental Packages for the years ended  January 31, 2008, 2009, 2010, 2011, & 2012 respectively.
3.5
2.6
4.0
4.5
5.5
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
2007 2008 2009 2010 2011
Multiple of Corporate Interest
($ in millions at pro-rata)
YE 1/31/08 YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12
EBDT $265.7 $218.9 $301.1 $309.9 $334.4
Add: Corporate Interest 63.8 73.3 80.9 63.9 56.8
Subtract: Capital Expenditure
(108.2) (99.1) (59.6) (84.0) (80.2)
Available to Service Corporate Debt $221.3 $193.1 $322.4 $289.7 $311.1
Corporate Interest $63.8 $73.3 $80.9 $63.9 $56.8
Multiple of Corporate Interest 3.5 X 2.6 X 4.0 X 4.5 X 5.5 X

capability
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accountability

FORESTCITY

Continued & Improving Cushion on Financial Covenant Ratios

2.47
2.89
4.14
3.65
3.86
2.25
2.50
0.00
1.00
2.00
3.00
4.00
5.00
2007 2008 2009 2010 2011
Bank Revolving Line of Credit
Cash Flow Coverage Ratio
Cash Flow Coverage Ratio Requirement
13.45%
12.98%
12.36%
9.33%
10.64%
17.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
2007 2008 2009 2010 2011
Bank Revolving Line of Credit
Development Limitation
Dev Ratio - Beekman & Ridge Hill Excluded Requirement
1.84
1.61
1.74
1.76
1.82
1.30
1.00
1.20
1.40
1.60
1.80
2.00
2007 2008 2009 2010 2011
Senior Notes
Consolidated EBIDTA to Interest Ratio
EBITDA Ratio Requirement
1.71
1.83
1.84
1.79
1.93
1.30
1.35
1.00
1.20
1.40
1.60
1.80
2.00
2007 2008 2009 2010 2011
Bank Revolving Line of Credit
Debt Service Coverage Ratio
Debt Service Ratio Requirement

capability
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accountability

FOREST CITY

Asset Sales

($ in thousands at pro-rata)
Cash Net Annualized Cap EBDT Year EBDT/
Count Proceeds Sales Price NOI Rate Prior to Sale Proceeds Leverage
Total (11 Yr + YTD 2012: 2001-2012) 97 1,304,861 3,138,922 207,701 6.6% 97,702 7.5% 58%
Total (10 Yr: 2002-2011) 88 1,207,394 2,928,026 191,337 6.5% 90,266 7.5% 59%
Total (7 Yr: 2005-2011) 70 1,080,576 2,573,017 163,272 6.3% 76,309 7.1% 58%
Total (5 Yr: 2007-2011) 58 720,777 1,860,871 122,134 6.6% 60,632 8.4% 61%

FOREST CITY

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Enhanced Disclosure: Net Asset Value Components

*Footnotes provided on next page
*
(Dollars in millions at pro-rata)
Q4 2011
NOI
(1)
Annualized
NOI
(2)
Net Stabilized
Adjustments
(3)
Annualized
Stabilized NOI
Nonrecourse
Debt
(4)
A B =A + B
Commercial Real Estate
Retail 56.9 $      227.6 9.8 $                237.4 $           (2,638.8) $
Office 59.8 239.2 (0.4) 238.8 (2,293.4)
Other (3.3) (13.2) 9.5 (3.7)
Total Commercial Real Estate
113.4 $    453.6 $      18.9 $              472.5 $           (4,932.2) $
Residential Real Estate
Apartments 34.5 $      138.0 $      0.9 $                138.9 $           (1,938.8) $
Senior Housing 2.6 10.4 - 10.4
Military Housing 8.9 35.6 (20.6) 15.0
Other (1.4) (5.6) - (5.6)
Total Residential Real Estate
44.6 $      178.4 $      (19.7) $            158.7 $           (1,938.8) $
Total Rental Properties
158.0 $    632.0 $      (0.8) $               631.2 $           (6,871.0) $
Development Pipeline Debt Adj. NET
(5)
423.1
Adjusted Total Rental Properties
158.0 $    632.0 $      (0.8) $               631.2 $           (6,447.9) $
Book Value
Nonrecourse
Debt
(4)
Westchester's Ridge Hill
(Adjusted for amounts included in CRP)
(5)
270.0 $           (157.2) $
8 Spruce Street
(Adjusted for amounts included in CRP)
(5)
351.9 (218.2)
Foundry Lofts
(Adjusted for amounts included in CRP)
(5)
54.9 (47.7)
Projects under construction
(4)
991.5 (473.2)
Adjusted projects under construction 1,668.3 $        (896.3) $
Projects under development
(4)
905.8 $           (209.1) $
Land held for development and sale
(4)
94.7 $              (26.9) $
Book Value
(4)
Nonrecourse
Debt
(4)
Cash and equivalents 268.9 $
Restricted cash and escrowed funds 553.8 $
Notes and accounts receivable, net
(6)
423.4 $
Net investments and advances to unconsolidated entities 204.4 $
Prepaid expenses and other deferred costs, net 213.4 $
Land held for divestiture 88.3 $              (29.6) $
Book Value
(4)
Bank revolving credit facility - $
Senior and subordinated debt (1,038.5) $
Less: convertible debt 599.1 $
Construction payables (159.4) $
Operating accounts payable and accrued expenses
(7)
(755.1) $
Number of shares for the three months ended January 31, 2012
(In millions)
221.5
Net Asset Value Components - January 31, 2012
Completed Rental Properties ("CRP")
Development Pipeline
Other Tangible Assets
Recourse Debt and Other Liabilities
Weighted Average Shares Outstanding - Diluted

capability
adaptability
accountability

FOREST CITY

Net Asset Value Components Footnotes

Net Asset Value Components – January 31, 2012
(1)  Pro-rata Q4 2011 NOI is reconciled to NOI at full consolidation by Product Group for the three months ended January 31, 2012 in the Supplemental
      Operating Information section of the supplemental package for the year ended January 31, 2012.
(2)  The pro-rata annualized NOI is calculated by taking the Q4 2011 NOI times a multiple of four.
(3)
The net stabilized adjustments column represents net adjustments required to arrive at a fully stabilized NOI for those properties currently in initial lease up periods, net of the removal of partial period NOI for recently sold properties. For those properties currently in initial lease up periods we have included  stabilization adjustments as follows:
a)  NOI for phased and new openings is removed until the property has been open for one year or achieves 80% lease commitment, whichever comes first.
b)  NOI for the properties in lease up that have met the requirements of a) are reflected at 5% of the pro-rata cost disclosed in our Development
      Pipeline disclosure (Prior Two Year Openings). This assumption does not reflect Forest City’s anticipated NOI, but rather is used in order to establish a hypothetical basis for valuation of lease up properties.
c)  At the conclusion of the initial development period at each of our military housing communities, we estimate the ongoing property management fees, net of operating expenses, to be $15.0 million.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to its nearest comparable GAAP measure.
(4)  Amounts are derived from the respective pro-rata balance sheet line item as of January 31, 2012 and are reconciled to their GAAP equivalents in the
      Selected Financial Information section of the supplemental package for the year ended January 31, 2012.
(5)   Phased and new property openings that have not achieved the parameters of 3(a) will have their assets shown in the Development Pipeline section of the model. Westchester’s Ridge Hill, as of January 31, 2012, had $270.0 million of costs incurred at pro-rata consolidation and $157.2 million of mortgage debt at pro-rata consolidation which were transferred to CRP. 8 Spruce Street, as of January 31, 2012, had $351.9 million of costs incurred at pro-rata consolidation and $218.2 million of mortgage debt at pro-rata consolidation which were transferred to CRP. Foundry Lofts, as of January
        31, 2012, had $54.9 million of costs incurred at pro-rata consolidation and $47.7 million of mortgage debt at pro-rata consolidation which were transferred  to CRP.  In order to account for the phased openings of Westchester’s Ridge Hill, 8 Spruce Street and Foundry Lofts as NAV components we have made the following adjustments:
All costs and associated debt for Westchester’s Ridge Hill, 8 Spruce Street and Foundry Lofts, for purposes exclusive to this disclosure, are accounted for as a component of “Adjusted Projects Under Construction” in the Development Pipeline section of this schedule.  Accordingly, all
                   NOI, through the net stabilized adjustments column, and debt have been removed from the CRP section of the NAV schedule.
(6)   Includes $152.8 million of straight-line rent receivable (net of $15.6 million of allowance for doubtful accounts).
(7)   Includes $41.2 million of straight-line rent payable.

Forest City Enterprises, Inc., is an NYSE-listed national real estate company with $10.5 billion in total assets (1/31/2012) . The
Company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States.
Founded in 1920 and based in Cleveland, Ohio, Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States. We are especially active in our Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C./Baltimore, Denver, Los Angeles, San Francisco, Dallas, and Chicago – where we have overcome high barriers to entry and developed a unique franchise. These are great urban markets with strong demographics and good growth potential.
Investor Relations Contact:
Jeff Linton
Senior Vice President, Corporate Communication
Forest City Enterprises
216-416-3558
jefflinton@forestcity.net